UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 20, 2016
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 20, 2016, Facebook, Inc. (the "Company") held its annual meeting of stockholders at the Sofitel San Francisco Bay located at 223 Twin Dolphin Drive, Redwood City, California 94065 (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on thirteen proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on June 2, 2016 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 1,447,596,701 shares of Class A common stock and 469,498,711 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 78.8% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class) and 85.6% of the voting power of the shares of Class B common stock entitled to vote at the Annual Meeting (voting as a separate class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 29, 2016 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.
The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect eight directors, all of whom are currently serving on the Company's board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	A non-binding advisory vote on the compensation program for the Company's named executive officers as disclosed in the Proxy Statement.

4.	To ratify the grant of restricted stock units ("RSUs") to the Company's non-employee directors during the year ended December 31, 2013.

5.	To ratify the grant of RSUs to the Company's non-employee directors during the years ended December 31, 2014 and 2015.

6.	To approve the Company's annual compensation program for non-employee directors.

7.	To approve the adoption of the Company's amended and restated certificate of incorporation, comprising the following four proposals:

7A.	The approval of the adoption of amendments to the Company's current restated certificate of incorporation to establish the Class C capital stock and make certain clarifying changes.

7B.
The approval of the adoption of amendments to the Company's current restated certificate of incorporation to increase the number of authorized shares of Class A common stock from 5,000,000,000 to 20,000,000,000.

7C.
The approval of the adoption of amendments to the Company's current restated certificate of incorporation to provide for the equal treatment of shares of Class A common stock, Class B common stock, and Class C capital stock in connection with dividends and distributions, certain transactions, and upon the Company’s liquidation, dissolution, or winding up.

7D.
The approval of the adoption of amendments to the Company's current restated certificate of incorporation to provide for additional events upon which all shares of Class B common stock will automatically convert to Class A common stock, to provide for additional instances where Class B common stock would not convert to Class A common stock in connection with certain transfers, and to make certain related changes to the Class B common stock conversion provisions.

8.	To amend and restate the Company's 2012 Equity Incentive Plan.

9.	A stockholder proposal regarding change in stockholder voting.

10.	A stockholder proposal regarding an annual sustainability report.

11.	A stockholder proposal regarding a lobbying report.

12.	A stockholder proposal regarding an international public policy committee.

13.	A stockholder proposal regarding a gender pay equity report.
The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Marc L. Andreessen	5,563,365,941	1,068,149,672	—
Erskine B. Bowles	5,673,702,828	957,812,785	—
Susan D. Desmond-Hellmann	5,644,126,841	987,388,772	—
Reed Hastings	6,045,095,784	586,419,829	—
Jan Koum	5,596,129,324	1,035,386,289	—
Sheryl K. Sandberg	5,598,140,384	1,033,375,229	—
Peter A. Thiel	6,044,350,047	587,165,566	—
Mark Zuckerberg	5,636,866,949	994,648,664	—

Each of the eight nominees for director was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
6,108,732,780	42,153,593	480,629,240
There were no broker non-votes on this proposal.
The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	Non-Binding Advisory Vote on the Compensation Program for the Company's Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
6,069,496,185	82,335,970	479,683,458	—

The stockholders approved, on a non-binding, advisory basis, the compensation program for the Company's named executive officers as disclosed in the Proxy Statement.

4.	Ratification of Grant of RSUs to the Company's Non-Employee Directors During the Year Ended December 31, 2013

For	Against	Abstentions	Broker Non-Votes
5,588,073,824	563,207,945	480,233,844	—

The stockholders ratified the grant of RSUs to the Company's non-employee directors during the year ended December 31, 2013.

5.	Ratification of Grant of RSUs to the Company's Non-Employee Directors During the Years Ended December 31, 2014 and 2015

For	Against	Abstentions	Broker Non-Votes
5,588,041,662	563,730,613	479,743,338	—

The stockholders ratified the grant of RSUs to the Company's non-employee directors during the years ended December 31, 2014 and 2015.

6.	Approval of the Company's Annual Compensation Program for Non-Employee Directors

For	Against	Abstentions	Broker Non-Votes
5,588,517,714	563,388,628	479,609,271	—

The stockholders approved the Company's annual compensation program for non-employee directors.

7.	Approval of the Adoption of the Company’s Amended and Restated Certificate of Incorporation, (comprising four proposals):
Proposal 7A

Holders	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Class A Common Stock and Class B Common Stock (Voting Together as a Single Class)	5,135,894,914	1,494,384,783	1,235,916	—
Holders of Shares of Class B Common Stock (Voting as a Separate Class)	4,711,582,640	472,333,600	—	—
Proposal 7B

Holders	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Class A Common Stock and Class B Common Stock (Voting Together as a Single Class)	5,156,477,946	1,471,650,510	3,387,157	—
Holders of Shares of Class B Common Stock (Voting as a Separate Class)	4,711,582,640	472,333,600	—	—

Proposal 7C

Holders	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Class A Common Stock and Class B Common Stock (Voting Together as a Single Class)	6,105,053,531	524,869,778	1,592,304	—
Holders of Shares of Class B Common Stock (Voting as a Separate Class)	4,711,582,640	472,333,600	—	—
Proposal 7D

Holders	For	Against	Abstentions	Broker Non-Votes
Holders of Shares of Class A Common Stock and Class B Common Stock (Voting Together as a Single Class)	6,108,513,140	521,385,606	1,616,867	—
Holders of Shares of Class B Common Stock (Voting as a Separate Class)	4,711,582,640	472,333,600	—	—

Each of the proposals comprising Proposal 7 was cross-conditioned upon the approval by the stockholders of all of the proposals comprising Proposal 7. The approval of each of the proposals comprising Proposal 7 constituted the requisite approval of the adoption of the Company's amended and restated certificate of incorporation as required by Delaware law. As a result, the stockholders approved the adoption of the Company’s amended and restated certificate of incorporation.

8.	Amendment and Restatement of the Company's 2012 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
5,019,270,955	1,132,011,277	480,233,381	—

The stockholders approved the amendment and restatement of the Company's 2012 Equity Incentive Plan.

9.	Stockholder Proposal Regarding Change in Stockholder Voting

For	Against	Abstentions	Broker Non-Votes
980,781,074	5,166,189,048	484,545,491	—

The stockholders did not approve the stockholder proposal regarding change in stockholder voting.

10.	Stockholder Proposal Regarding an Annual Sustainability Report

For	Against	Abstentions	Broker Non-Votes
531,930,298	5,420,794,243	678,791,072	—

The stockholders did not approve the stockholder proposal regarding an annual sustainability report.

11.	Stockholder Proposal Regarding a Lobbying Report

For	Against	Abstentions	Broker Non-Votes
495,262,593	5,475,350,330	660,902,690	—

The stockholders did not approve the stockholder proposal regarding a lobbying report.

12.	Stockholder Proposal Regarding an International Public Policy Committee

For	Against	Abstentions	Broker Non-Votes
60,475,773	6,059,431,679	511,608,161	—

The stockholders did not approve the stockholder proposal regarding an international public policy committee.

13.	Stockholder Proposal Regarding a Gender Pay Equity Report

For	Against	Abstentions	Broker Non-Votes
392,484,214	5,561,885,978	677,145,421	—

The stockholders did not approve the stockholder proposal regarding a gender pay equity report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: June 20, 2016	By:	/s/ Colin S. Stretch

Name: Colin S. Stretch
Title: Vice President and General Counsel